--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                               New England Strategic Income Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                                  GROWTH OF A $10,000 INVESTMENT

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Strategic Income Fund's Class A, B and C shares since inception on 5/1/95 compared to the Lehman Aggregate Bond Index(4). The data points are as follows:]

--------------------------------------------------------------------------------

                   MAY 1995 (INCEPTION) THROUGH DECEMBER 1997
                  (COMPARED TO LEHMAN AGGREGATE BOND INDEX(4)

                                 CLASS A SHARES

                   NET ASSET         WITH MAXIMUM
                     VALUE(1)        SALES CHARGE(2)        LEHMAN(4)
                   ---------         ------------           -------
1-May-95            $10,000             $ 9,550              $10,000
  6/95              $10,015             $ 9,564              $10,463
 12/95              $11,027             $10,530              $11,122
  6/96              $11,380             $10,868              $10,986
 12/96              $12,628             $12,060              $11,525
  6/97              $13,385             $12,783              $11,883
 12/97              $13,806             $13,184              $12,641
  6/98              $14,239             $13,598              $13,138

                                 CLASS B SHARES

                   NET ASSET
                     VALUE(1)            CDSC(3)            LEHMAN(4)
                   ---------         ------------           -------
1-May-95            $10,000             $10,000              $10,000
  6/95              $10,003             $10,003              $10,463
 12/95              $10,973             $10,973              $11,122
  6/96              $11,274             $11,274              $10,986
 12/96              $12,474             $12,474              $11,525
  6/97              $13,163             $13,163              $11,883
 12/97              $13,536             $13,536              $12,641
  6/98              $13,804             $13,504              $13,138

                                CLASS C SHARES

                   NET ASSET
                     VALUE(1)                    LEHMAN(4)
                   ---------                     -------
1-May-95            $10,000                      $10,000
  6/95              $ 9,996                      $10,463
 12/95              $10,966                      $11,122
  6/96              $11,267                      $10,986
 12/96              $12,457                      $11,525
  6/97              $13,156                      $11,883
 12/97              $13,518                      $12,641
  6/98              $13,785                      $13,138

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss when shares are sold. All Index and Fund performance assumes reinvested distributions.

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------
  CLASS A (Inception 5/1/95)           6 MONTHS     1 YEAR    SINCE INCEPTION
   Net Asset Value(1)                    2.44%       5.65%         11.55%
   With Max. Sales Charge(2)            -2.16        0.91           9.94
--------------------------------------------------------------------------------

  CLASS B (Inception 5/1/95)           6 MONTHS     1 YEAR    SINCE INCEPTION
   Net Asset Value(1)                    1.98%       4.86%         10.70
   With CDSC(3)                         -2.95        0.01           9.94
--------------------------------------------------------------------------------

  CLASS C (Inception 5/1/95)           6 MONTHS     1 YEAR    SINCE INCEPTION
   Net Asset Value(1)                    1.98%       4.79%         10.66%
   With CDSC(3)                          0.99        3.82          10.66
--------------------------------------------------------------------------------

  COMPARATIVE PERFORMANCE              6 MONTHS     1 YEAR     SINCE 5/1/95
   Lehman Aggregate Bond Index(4)        3.93%      10.54%          9.00%
   Lipper Multi-Sector Income Average(5) 2.71        7.05          10.49
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

     NOTES TO CHARTS

(1) Net Asset Value (NAV) -- assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge -- assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) -- assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Lehman Aggregate Bond Index is a market-weighted, aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. Government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools.

(5) Lipper Multi-Sector Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

---------------------------


[Photo of Dan Fuss]


---------------------------


[Photo of Kathleen Gaffney]


---------------------------
Dan Fuss
Kathleen Gaffney
Loomis, Sayles & Company, L.P.

Q. How did New England Strategic Income Fund perform over the past six months?

For the six months ending June 30, 1998, the Fund's Class A shares generated a total return of 2.44%, including a $0.17 per share drop in net asset value to $13.25 per share and the reinvestment of $0.504 per share in dividend distributions. A number of the Fund's holdings did not escape the ill effects of Asia's economic turmoil, and the setback is reflected in the Fund's six-month results. But we continue to hold many of these underperforming securities, believing they have the capacity to reward patient investors with satisfying results over time.

Q. What was the Fund's investment environment like during that time?

In the United States, investment conditions for bond investors were favorable and, in fact, benefited from the economic turmoil that dominated the financial markets of Asia and the Pacific Rim. Despite robust economic growth and a strong U.S. dollar, inflation levels in the United States remained negligible. Meanwhile, the flight-to-quality mentality triggered by Asia's problems boosted investor demand for high-quality, U.S. dollar-denominated securities, favored for their perceived safety. Given these influences, long-term interest rates were generally stable throughout most of the period, declining somewhat late in the second quarter. During the six months, renewed turmoil followed the initial signs suggesting that stability was returning to Asian economies. Hopes for a quick recovery vanished, placing many economies on the brink of collapse. The deterioration of Japan's economy pushed that country's unemployment levels higher and further weakened the Japanese yen. Elsewhere in the Pacific Rim, riots, political upheaval and the resignation of Indonesian President Suharto after 31 years in office disrupted the process of rebuilding Indonesia's economy. In the wake of these events, bonds from Southeast Asia and other emerging markets such as those in Latin America suffered particularly severe price declines.

Q. How did you manage the Fund in this environment?

With careful deliberation, we retained our investments in emerging bond markets -- Latin America's as well as Asia's -- despite the unsettled investment conditions. We believe the Fund's 18% exposure to these markets, much of which is in Latin American bonds, can eventually produce satisfying results -- as long as the changes necessary for restoring economic health remain in progress. Clearly though, portfolio holdings in those regions worked against Fund performance during the six months.

In other foreign markets, we continued to favor Canadian-issued and -denominated bonds, which were relatively stable. We also maintained a focus on Yankee bonds, which are foreign bonds denominated in U.S. dollars. These bonds enabled your Fund to continue to earn attractive levels of income without being hindered by the volatility associated with currency fluctuations.

                         PORTFOLIO COMPOSITION -- 6/30/98
                                                % of
                                             NET ASSETS
           ----------------------------------------------
             1.  CORPORATE BONDS                29.0
           ----------------------------------------------
             2.  YANKEE BONDS*                  32.1
           ----------------------------------------------
             3.  FOREIGN BONDS                  26.1
           ----------------------------------------------
             4.  COMMON/PREFERRED STOCKS        9.3
           ----------------------------------------------
             5.  GOVERNMENT BONDS               0.4
           ----------------------------------------------
             6.  CASH AND EQUIVALENTS           3.1
           ----------------------------------------------

                    AVERAGE PORTFOLIO MATURITY = 16.63 YEARS

* YANKEES ARE U.S. DOLLAR-DENOMINATED FOREIGN BONDS.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

As always, we manage the Fund opportunistically -- looking to generate ample income and take advantage of ways to enhance the Fund's price performance. We are exceedingly selective in our investment process; each individual investment is backed by a great deal of in-house credit research. We also analyze the yield relationships between different kinds of bond issues and monitor both sovereign (country) and credit risk to select those bonds we believe to represent the best comparative value. Given this approach, we favor undervalued corporate bonds with strong or improving credit profiles because they can provide a significant edge in yield over those of U.S. Treasuries with comparable maturities. Typically, these corporate bonds are available at prices below their face value. As the issuer's financial situation improves, so does the likelihood that rating agencies will upgrade its debt issues. In that event, the market value of the bonds tends to rise, benefiting investors.

Throughout the six months, we maintained a customarily high level of diversification, which acts as a form of risk management. On June 30, the Fund's portfolio was invested in 197 government and corporate bonds of varying credit qualities and from 25 different markets around the world.

The average credit quality of the portfolio was BBB. As usual, we kept the portfolio's average duration (a more precise measure than maturity of a bond's price sensitivity to interest rate changes) relatively long to get the most out of the Fund's participation in any potential price gains in a declining interest rate environment. (The longer the duration, the greater a bond's price sensitivity to changes in interest rates. Conversely, shorter durations indicate less price sensitivity to interest rate moves.) On June 30, the Fund's average duration was 9.6 years.

Q. What is your outlook over the next six months?

Our outlook is cautious yet optimistic. We believe the Asian crisis could foster slower U.S economic growth and enable inflation to remain at historically low levels. In this environment, we would favor the bonds of companies in faster-growing sectors, such as telecommunications and cable, as well as in Canadian government and provincial debt. In our opinion, these sectors offer values that stand out within the global bond universe.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio charges.

                             PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

BONDS AND NOTES--87.6% OF TOTAL NET ASSETS

  FACE
 AMOUNT      DESCRIPTION                                             VALUE (a)
------------------------------------------------------------------------------
             CONVERTIBLE BONDS--12.3%
             AUTO PARTS--0.2%
$ 1,150,000  Exide Corp., 144A, 2.900%, 12/15/05 ............... $     710,125
                                                                 -------------
             CANADIAN ISSUER--0.1%
    500,000  Rogers Communications, Inc., 2.000%, 11/26/05 .....       310,000
                                                                 -------------
             COMPUTER SOFTWARE & SERVICES--0.7%
  2,585,000  Softkey International, Inc., 144A, 5.500%,
               11/01/00 ........................................     2,471,906
                                                                 -------------
             COMPUTERS--1.1%
  1,500,000  Apple Computer, Inc., 6.000%, 6/01/01 .............     1,697,804
    827,000  Cray Research, Inc., 6.125%, 2/01/11 ..............       674,005
    100,000  Data General Corp., 6.000%, 5/15/04 ...............        90,500
    407,000  LTX Corp., 7.250%, 4/15/11 ........................       243,182
    883,000  Maxtor Corp., 5.750%, 3/01/12 .....................       618,100
    550,000  Read Rite Corp., 6.500%, 9/01/04 ..................       346,500
    250,000  S3, Inc., 5.750%, 10/01/03 ........................       180,313
    100,000  Telxon Corp., 5.750%, 1/01/03 .....................       118,625
                                                                 -------------
                                                                     3,969,029
                                                                 -------------
             CONSUMER PRODUCTS--0.1%
    250,000  Cypress Semiconductor Corp., 6.000%, 10/01/02 .....       218,750
                                                                 -------------
             ELECTRIC UTILITIES--0.4%
  1,450,000  National Power Corp., 9.625%, 5/15/28 .............     1,334,000
                                                                 -------------
             ELECTRONICS--0.8%
    300,000  Edo Corp., 7.000%, 12/15/11 .......................       240,000
    250,000  Integrated Device Technology, 5.500%, 6/01/02 .....       201,250
  1,375,000  Kent Electronics Corp., 4.500%, 9/01/04 ...........     1,124,062
    750,000  Park Electrochemical Corp., 5.500%, 3/01/06 .......       651,563
    155,000  Richardson Electronics, Ltd., 7.250%, 12/15/06 ....       148,800
    150,000  Thermedics Inc., Zero Coupon, 6/01/03 .............       112,500
  1,448,000  Zenith Electric, 6.250%, 4/01/11 ..................       367,430
                                                                 -------------
                                                                     2,845,605
                                                                 -------------
             ENERGY--0.0%
    125,000  NorAm Energy Corp., 6.000%, 3/15/12 ...............       118,750
                                                                 -------------
             ENVIRONMENTAL--0.2%
    760,000  Air & Water Technologies Corp., 8.000%, 5/15/15 ...       630,800
                                                                 -------------
             FOREIGN ISSUES--4.6%
  1,750,000  Advanced Agro Public Co., 3.500%, 6/17/01 .........     1,575,000
  1,350,000  App Finance Vii Mauritius Ltd., 3.500%, 4/30/03 ...     1,069,875
    750,000  App Finance Vii Mauritius Ltd., 3.500%, 4/30/03 ...       594,375
  4,075,000  Bangkok Bank Public, 3.250%, 3/03/04 ..............     1,324,375
  2,130,000  Banpu Public, 2.750%, 4/10/03 .....................     1,459,050
  1,000,000  Burns Philp Treasury, 5.500%, 4/30/04 .............       570,000
    250,000  Danka Business Systems Plc, 6.750%, 4/01/02 .......       218,750
  2,575,000  Empresas ICA Sociedad, 5.000%, 3/15/04 ............     1,837,906
    250,000  Inti Indorayon Uta, 7.000%, 5/02/06, (d) ..........        75,000
    250,000  Piltel, 1.750%, 7/17/06 ...........................       194,375
    975,000  Samsung Co., 0.250%, 6/26/06 ......................       897,000
    250,000  Samsung Display Devices, 0.250%, 3/12/06 ..........       236,250
  2,250,000  Samsung Electronics Company Ltd., Zero Coupon,
               12/31/07 ........................................     1,755,000
  3,400,000  Sappi Bvi Finance, 7.500%, 8/01/02 ................     3,170,500
  1,130,000  Siam Commercial Bank, 3.250%, 1/24/04 .............       384,200
  1,000,000  Ssangyong Oil Refining Co., Ltd., 3.000%,
               12/31/04 ........................................       470,000
    650,000  Telekom Malaysia B, 4.000%, 10/03/04 ..............       474,500
    350,000  Total Access Communications, 2.000%, 5/31/06 ......       266,000
                                                                 -------------
                                                                    16,572,156
                                                                 -------------
             HOME BUILDERS--0.1%
    500,000  Schuler Homes, Inc., 6.500%, 1/15/03 ..............       450,000
                                                                 -------------
             INDUSTRIALS--0.1%
    525,000  Intevac Inc., 6.500%, 3/01/04 .....................       450,188
                                                                 -------------
             PHARMACEUTICAL--0.5%
    600,000  Dura Pharmaceuticals Inc., 3.500%, 7/15/02 ........       531,750
    575,000  Glycomed, Inc., 7.500%, 1/01/03 ...................       540,500
  1,098,000  Nabi, 6.500%, 2/01/03 .............................       723,308
                                                                 -------------
                                                                     1,795,558
                                                                 -------------
             REAL ESTATE--0.2%
    250,000  Federal Realty Investor Trust, 5.250%, 10/28/03 ...       233,750
    500,000  Sizeler Property Investments, Inc., 8.000%,
               7/15/03 .........................................       497,500
                                                                 -------------
                                                                       731,250
                                                                 -------------
             RESTAURANTS--1.0%
  2,550,000  Boston Chicken, Inc., 4.500%, 2/01/04 .............       395,250
  1,000,000  Boston Chicken, Inc., Zero Coupon, 6/01/15 ........        50,000
  1,000,000  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ........       650,000
  4,445,000  Shoneys, Inc., Zero Coupon, 4/11/04 ...............     1,866,900
    750,000  TPI Enterprises, Inc., 8.250%, 7/15/02 ............       622,500
                                                                 -------------
                                                                     3,584,650
                                                                 -------------
             RETAIL -- SPECIALTY--0.2%
    500,000  Bell Sports Corp., 4.250%, 11/15/00 ...............       431,250
    275,000  CML Group, Inc., 5.500%, 1/15/03 ..................       170,500
                                                                 -------------
                                                                       601,750
                                                                 -------------

             SEMI-CONDUCTORS--0.3%
    325,000  Cirrus Logic, Inc., 6.000%, 2/15/08 ...............       257,156
  1,000,000  Lam Research Corp., 5.000%, 9/01/02 ...............       820,000
                                                                 -------------
                                                                     1,077,156
                                                                 -------------
             TECHNOLOGY--0.0%
  2,000,000  Molten Metal Technology, Inc., 5.500%,
               5/01/06, (e) ....................................        80,000
  2,000,000  Molten Metal Technology, Inc., 144A, 5.500%,
               5/01/06, (d) (e) ................................        80,000
                                                                 -------------
                                                                       160,000
                                                                 -------------
             TELECOMMUNICATION--1.4%
  3,910,000  Broadband Technologies, Inc., 5.000%, 5/15/01 .....     2,580,600
  2,500,000  Intermedia Communications, Inc., 8.600%, 6/01/08 ..     2,518,750
                                                                 -------------
                                                                     5,099,350
                                                                 -------------
             TEXTILE--0.1%
    306,000  Dixie Group, Inc., 7.000%, 5/15/12 ................       266,220
                                                                 -------------
             TRUCKING & FREIGHT FORWARDING--0.2%
  1,000,000  Builders Transport, Inc., 8.000%, 8/15/05 .........       100,000
    200,000  Builders Transport, Inc., 6.500%, 5/01/11 .........        20,000
    500,000  Preston Corp., 7.000%, 5/01/11 ....................       407,500
    424,000  Worldway Corp., 6.250%, 4/15/11 ...................       351,920
                                                                 -------------
                                                                       879,420
                                                                 -------------
             Total Convertible Bonds
               (Identified Cost $54,031,607) ...................    44,276,663
                                                                 -------------
             NON-CONVERTIBLE BONDS--75.3%
             BROADCASTING--0.7%
    250,000  CBS, Inc., 7.125%, 11/01/23 .......................       238,753
  3,500,000  Fox Family Worldwide, Inc., Zero Coupon, 11/01/07 .     2,275,000
                                                                 -------------
                                                                     2,513,753
                                                                 -------------
             CANADIAN--20.5%
  2,913,497  Alberta Province Canada, 5.930%, 9/16/16, (CAD) ...     2,044,176
 11,250,000  British Columbia, Zero Coupon, 11/19/27, (CAD) ....     1,334,428
  9,775,000  British Columbia Province, Zero Coupon,
               8/19/22, (CAD) ..................................     1,602,503
 30,925,000  Canada Government, Zero Coupon, 6/01/21, (CAD) ....     5,936,245
 94,475,000  Canada Government, Zero Coupon, 6/01/25, (CAD) ....    14,819,481
  4,500,000  Clearnet Communications, Inc, 0/11.750%,
               8/13/07, (CAD) (c) ..............................     2,021,164
  5,000,000  Hydro Quebec, Zero Coupon, 8/15/20, (CAD) .........       894,893
  5,200,000  International Semi-Tech, 11.500%, 8/15/03 (CAD) ...     1,560,000
  2,345,000  Microcell Telecommunications, 0/11.125%,
               10/15/07, (CAD) (c) .............................     1,005,376
  2,500,000  New Brunswick F M Proje (d) .......................     1,315,815
    750,000  Ontario Province, Zero Coupon, 7/13/22, (CAD) .....       125,047
  5,000,000  Province of British Columbia, Zero Coupon,
               8/23/13, (CAD) ..................................     1,420,940
 18,505,000  Province of British Columbia, Zero Coupon,
               9/05/20,  (CAD) .................................     3,403,928
 17,900,000  Province of British Columbia, Zero Coupon,
               6/09/22, (CAD) ..................................     2,968,614
  2,900,000  Province of British Columbia, 8.000%,
               9/08/23, (CAD) ..................................     2,531,029
 35,000,000  Province of British Columbia, Zero Coupon,
               8/23/24, (CAD) ..................................     5,097,145
  7,950,000  Province of Manitoba, 6.500%, 9/22/17, (CAD) ......     5,913,335
 11,649,000  Province of Manitoba, 7.750%, 12/22/25, (CAD) .....    10,103,780
 17,135,000  Province of Manitoba, Zero Coupon, 3/05/31, (CAD) .     1,730,467
  2,695,000  Rogers Cablesystems, Ltd., 9.650%, 1/15/14, (CAD) .     2,115,193
  3,500,000  Saskatchewan Province, Zero Coupon, 4/10/14, (CAD)        957,025
  5,400,000  Saskatchewan Province, Zero Coupon, 5/30/25, (CAD)        763,633
  4,205,000  Saskatchewan Province, 8.750%, 5/30/25, (CAD) .....     3,994,814
                                                                 -------------
                                                                    73,659,031
                                                                 -------------
             COMPUTERS--1.6%
  6,175,000  Apple Computer, Inc., 6.500%, 2/15/04 .............     5,681,000
     78,538  Streamlogic Corp., 14.000%, 10/07/98 ..............         3,927
                                                                 -------------
                                                                     5,684,927
                                                                 -------------
             ELECTRONICS--0.9%
    775,000  Pioneer Standard Electronics, Inc., 8.500%,
               8/01/06 .........................................       833,587
  2,250,000  Westinghouse Electric Corp., 7.875%, 9/01/23 ......     2,312,482
                                                                 -------------
                                                                     3,146,069
                                                                 -------------
             ENERGY--0.5%
  1,675,000  Chesapeake Energy Corp., 7.875%, 3/15/04 ..........     1,570,313
    250,000  Chesapeake Energy Corp., 9.625%, 5/01/05 ..........       250,625
                                                                 -------------
                                                                     1,820,938
                                                                 -------------
             ENTERTAINMENT--1.6%
  5,400,000  Time Warner Inc., 6.875%, 6/15/18 .................     5,421,060
    295,000  Time Warner, Inc., 7.570%, 2/01/24 ................       317,308
                                                                 -------------
                                                                     5,738,368
                                                                 -------------
             FINANCE & BANKING--2.2%
  2,500,000  First Union Institutional Capital, 8.040%,
               12/01/26 ........................................     2,713,707
  1,000,000  First Union Institutional Capital, 7.850%,
               1/01/27 .........................................     1,062,180
  3,850,000  Keycorp Institutional Capital, 7.826%, 12/01/26 ...     4,077,843
                                                                 -------------
                                                                     7,853,730
                                                                 -------------
             FOOD & BEVERAGES--3.6%
  2,000,000  Borden, Inc., 7.875%, 2/15/23 .....................     1,967,560
  1,800,000  RJR Nabisco, Inc., 7.625%, 9/15/03 ................     1,789,650
  3,000,000  RJR Nabisco, Inc., 8.750%, 8/15/05 ................     3,128,610
  5,665,000  RJR Nabisco, Inc., 9.250%, 8/15/13 ................     6,110,609
                                                                 -------------
                                                                    12,996,429
                                                                 -------------

             FOREIGN ISSUES--27.5%
  2,600,000  Banco Central Costa, 6.250%, 5/21/10 ..............     2,314,000
  5,150,000  Bangko Sentral Ng Philipinas, 8.600%,
               6/15/27 .........................................     4,429,000
  1,500,000  Bangkok Bank Public, Ltd., 144A, 8.250%, 3/15/16 ..     1,122,915
  6,975,000  Bangkok Bank Public, Ltd., 144A, 8.375%, 1/15/27 ..     5,101,445
  3,000,000  Barak I T C International, 144A, 12.500%,
               11/15/07,(c).....................................     1,800,000
    900,000  Espirito Santo Centrais Eletri, 144A, 10.000%,
               7/15/07 .........................................       756,000
  1,250,000  Export Import Bank Korea, 6.375%, 2/15/06 .........       939,502
  3,886,718  Federal Republic of Brazil, 8.000%, 4/15/14 .......     2,866,455
 15,008,000  Federal Republic of Brazil, 10.125%, 5/15/27 ......    12,921,888
  2,000,000  Hyundai Motor Co., 144A, 7.600%, 7/15/07 ..........     1,556,240
    500,000  Industrial Finance Corp Thailand, 144A, 7.375%,
               1/14/07 .........................................       437,625
  6,500,000  Korea Electric Power Corp, 7.750%, 4/01/13 ........     4,805,580
  3,713,854  Korea Electric Power Corp, 7.400%, 4/01/16 ........     2,977,731
  2,250,000  Loxley, 2.500%, 4/04/01 ...........................       720,000
  6,550,000  Pan Pacific Industrial Investment Plc, 144A, Zero
               Coupon, 4/28/07 .................................     2,520,047
  1,585,000  Perez Companc S.A., 144A, 8.125%, 7/15/07 .........     1,446,312
  4,350,000  Petroleos Mexicanos, 9.500%, 9/15/27 ..............     4,095,525
  3,000,000  Petroleos Mexicanos, 144A, 8.625%, 12/01/23 .......     2,583,750
  1,250,000  Philippine Long Distance Telephone Company Maine,
               8.350%, 3/06/17 .................................     1,065,710
  2,250,000  Pindo Deli Finance Mauritius Ltd., 10.750%,
              10/01/07 .........................................     1,575,000
  3,000,000  Pindo Deli Finance Mauritius Ltd., 10.875%,
               10/01/27 ........................................     1,770,000
  2,650,000  Pindo Deli Finance Mauritus Ltd., 11.750%,
               10/01/17 ........................................     1,772,187
    250,000  Pohang Iron & Steel Ltd., 6.625%, 7/01/03 .........       202,378
  3,500,000  Pycsa Panama S.A. 144A, 10.280%, 12/15/12 .........     3,303,125
  2,750,000  Quezon Power Philippines Co, 8.860%, 6/15/17 ......     2,365,550
    950,000  Republic of Argentina, 6.625%, 3/31/05, (d) .......       838,375
  2,225,331  Republic of Ecuador, 6.625%, 2/27/15 ..............     1,330,970
    600,000  Republic of Peru, 3.250%, 3/07/17 .................       355,500
 23,100,000  Republic of South Africa, 12.500%, 12/21/06,
               (ZAR) ...........................................     3,343,270
  7,000,000  Republic of Venezuela, 9.250%, 9/15/27 ............     5,407,500
    500,000  Samsung Electronics Ltd., 144A, 7.450%, 10/01/02 ..       404,305
  1,000,000  Samsung Electronics Ltd., 144A, 8.500%, 11/01/02 ..       906,820
  2,500,000  Samsung Electronics, Ltd. 144A, 7.700%, 10/01/27 ..     1,625,000
  2,850,000  Siam Commercial Bank Public Ltd. 144A, 7.500%,
               3/15/06 .........................................     2,340,933
  2,500,000  Tata Electric Cos.,144A, 8.500%, 8/19/17 ..........     2,100,000
  2,000,000  Tenaga Nasional Berhad, 7.500%, 11/01/25 ..........     1,494,120
  4,500,000  TFM S.A., Zero Coupon, 6/15/09 ....................     2,812,500
  1,175,000  Thai Fmrs Bk Pub Ltd, 8.250%, 8/21/16 .............       827,506
  6,125,000  Tjiwi Kimia Mauritius Ltd, 10.000%, 8/01/04 .......     4,348,750
  3,000,000  Total Access Communications Public Ltd., 144A,
               7.625%, 11/04/01 ................................     2,280,000
  4,275,000  Total Access Communications Public Ltd., 144A,
               8.375%, 11/04/06 ................................     3,078,000
                                                                 -------------
                                                                    98,941,514
                                                                 -------------
             FOREIGN DENOMINATED--6.2%
 34,000,000  Federal National Mortgage Association, Zero
               Coupon, 10/29/07, (NZD) .........................     9,558,296
 24,300,000  International Bank of Reconstruction &
               Development, Zero Coupon, 8/20/07, (NZD) ........     6,778,355
  2,600,000  New Zealand Government, 8.000%, 11/15/06, (NZD) ...     1,484,276
    825,000  New Zealand Government, 7.000%, 7/15/09, (NZD) ....       449,331
 17,750,000  Republic of South Africa, 12.000%, 2/28/05, (ZAR) .     2,567,846
  9,500,000  Republic of South Africa, 13.500%, 9/15/15, (ZAR) .     1,419,876
                                                                 -------------
                                                                    22,257,980
                                                                 -------------
             GOVERNMENT TREASURIES--0.4%
  5,000,000  United States Treasury Stripped Bonds,
               Zero Coupon, 8/15/20 ............................     1,414,300
                                                                 -------------
             HEALTH CARE -- SERVICES--0.2%
    820,000  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27 ...       734,531
                                                                 -------------
             INDUSTRIALS--0.8%
    500,000  Pohang Iron & Steel, Ltd., 7.125%, 11/01/06 .......       385,945
  2,500,000  Seagate Technology, 7.450%, 3/01/37 ...............     2,455,775
                                                                 -------------
                                                                     2,841,720
                                                                 -------------
             RETAIL -- DEPARTMENT STORE--1.9%
  1,250,000  Bradlees, Inc., 9.250%, 3/01/03, (e) ..............         9,375
    850,000  Dillon Read Structured Finance Corp.,
               8.375%, 8/15/15 .................................       848,937
    250,000  Dillon Read Structured Finance Corp.,
               8.550%, 8/15/19 .................................       250,313
    844,421  Dillon Read Structured Finance Corp.,
               6.660%, 8/15/10 .................................       783,235
  3,500,000  Kmart Corp., 7.950%, 2/01/23 ......................     3,526,250
    250,000  Kmart Funding Corp., 9.440%, 7/01/18 ..............       273,812
  1,000,000  Woolworth Corp., 8.500%, 1/15/22 ..................     1,102,970
                                                                 -------------
                                                                     6,794,892
                                                                 -------------
             RETAIL -- GROCERY--0.7%
  6,695,000  Penn Traffic Co., 9.625%, 4/15/05 .................     2,594,313
                                                                 -------------
             TELECOMMUNICATION--5.2%
  7,500,000  Arch Communications Group, Inc., (0/10.875),
               3/15/08,(c) .....................................     4,275,000
  1,000,000  Century Communications Corp., 8.375%, 11/15/17 ....       957,500
  5,375,000  Nextel Communications, Inc., (0/9.750),
               10/31/07, (c) ...................................     3,507,187
  7,113,000  TCI Communications, Inc., 7.875%, 2/15/26 .........     8,085,774
    575,000  TCI Communications, Inc., 7.125%, 2/15/28 .........       600,300
  2,500,000  Teligent, Inc., 144A, 11.500%, 3/01/08 ............     1,381,250
                                                                 -------------
                                                                    18,807,011
                                                                 -------------
             TEXTILE--0.1%
    250,000  Fruit of the Loom, Inc., 7.375%, 11/15/23 .........       226,280
    250,000  Phillips Van Heusen Corp., 7.750%, 11/15/23 .......       232,143
                                                                 -------------
                                                                       458,423
                                                                 -------------
             TRANSPORTATION--0.2%
    800,000  Hvide Marine, Inc., 8.375%, 2/15/08 ...............       764,000
     66,000  Missouri Pacific Railroad Co., 4.250%, 1/01/05 ....        57,557
                                                                 -------------
                                                                       821,557
                                                                 -------------
             UTILITIES--0.5%
  1,500,000  Comed Financing, 8.500%, 1/15/27 ..................     1,605,870
    233,269  Mobile Energy Services Co. LLC, 8.665%, 1/01/17 ...       118,967
                                                                 -------------
                                                                     1,724,837
                                                                 -------------
             Total Non-Convertible Bonds (Identified Cost
               $270,681,233) ...................................   270,804,323
                                                                 -------------

COMMON STOCK--7.2%

SHARES
------------------------------------------------------------------------------
             COMPUTERS--0.0%
    150,150  Streamlogic Corp. .................................           150
        693  Streamlogic Corp., Warrants .......................             0
                                                                 -------------
                                                                           150
                                                                 -------------
             ELECTRIC UTILITIES--1.7%
    232,700  Eastern Utilities Associates ......................     6,108,375
                                                                 -------------
             ENERGY--0.2%
    192,550  Chesapeake Energy Corp. ...........................       770,200
                                                                 -------------
             FOREIGN ISSUES--1.6%
  6,786,500  Indah Kiat Paper ..................................     1,308,659
     25,300  Philippine Long Distance (GDR) ....................     1,163,800
    751,800  Sappi, Ltd ........................................     2,804,214
  1,039,900  Siam Commercial Bank PLC ..........................       333,064
    260,000  Total Access Communications .......................       278,200
                                                                 -------------
                                                                     5,887,937
                                                                 -------------
             MISCELLANEOUS--0.7%
    245,173  Advantica Restaurant Group, Inc. ..................     2,390,437
                                                                 -------------
             REAL ESTATE--3.0%
    142,900  Associated Estates Reality Corp. ..................     2,670,444
    148,350  Berkshire Realty Company, Inc. ....................     1,733,841
     75,800  Developers Diversified Realty .....................     2,970,412
    108,200  Simon de Bartolo Group, Inc. ......................     3,516,500
                                                                 -------------
                                                                    10,891,197
                                                                 -------------
             Total Common Stock (Identified Cost $29,387,627) ..    26,048,296
                                                                 -------------

PREFERRED STOCK--2.1%

   SHARES    DESCRIPTION                                             VALUE (a)
------------------------------------------------------------------------------
              COMPUTERS--0.1%
     10,000  Unisys Corp. ......................................       522,500
                                                                 -------------
             CONSTRUCTION MATERIALS--0.2%
     10,000  Owens Corning .....................................       533,750
                                                                 -------------
             DOMESTIC OIL--0.0%
        500  Kelley Oil & Gas Corp. ............................        11,687
                                                                 -------------
             ELECTRIC UTILITIES--0.1%
        150  New York State Electric & Gas Corp. ...............        10,800
        250  Niagara Mohawk Power Corp., 3.600% ................        14,656
      7,330  Niagara Mohawk Power Corp., 4.100% ................       489,278
                                                                 -------------
                                                                       514,734
                                                                 -------------
             ENERGY--0.3%
     25,000  Chesapeak Energy Corp. ............................     1,068,750
                                                                 -------------
             ENTERTAINMENT--0.1%
        297  Time Warner, Inc. .................................       329,670
                                                                 -------------
             GAS & PIPELINE UTILITIES--0.1%
      5,000  Western Gas Resources, Inc. .......................       193,750
                                                                 -------------
             REAL ESTATE--0.1%
      6,500  Camden Property Trust .............................       172,250
      8,000  Meditrust .........................................       223,500
                                                                 -------------
                                                                       395,750
                                                                 -------------
             RETAIL -- DEPARTMENT STORE--0.2%
     10,000  Kmart Financing ...................................       700,000
                                                                 -------------
             STEEL--0.5%
     43,000  Bethlehem Steel Corp., 144A .......................     1,961,875
                                                                 -------------
             TRUCKING & FREIGHT FORWARDING--0.4%
     38,000  Arkansas Best .....................................     1,429,750
                                                                 -------------
             Total Preferred Stock
               (Identified Cost $6,429,724) ....................     7,662,216
                                                                 -------------

SHORT TERM INVESTMENT--1.8%

   FACE
  AMOUNT                                                           VALUE (a)
------------------------------------------------------------------------------
$ 6,329,000  Repurchase Agreement with State Street Corp.
               dated 6/30/98 at 5.000% to be repurchased at
               $6,329,879 on 7/01/98 collateralized by
               $4,915,000 U.S. Treasury Bond, 8.125% due
               8/15/19 valued at $6,456,250 .................... $   6,329,000
                                                                 -------------
             Total Short Term Investment
               (Identified Cost $6,329,000).....................     6,329,000
                                                                 -------------
             Total Investments--98.7%
               (Identified Cost $366,859,191)(b) ...............   355,120,498

             Other assets less liabilities  ....................     4,522,699
                                                                 -------------
             Total Net Assets--100% ............................ $ 359,643,197
                                                                 =============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 1998 the net unrealized depreciation on
    investments based on cost of $366,859,191 for federal
    income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ............................................ $  28,368,046
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ...............................................   (40,106,739)
                                                                 -------------
            Net unrealized depreciation ........................ $ (11,738,693)
                                                                 =============
(c) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a
    specified date and rate.
(d) Variable or floating rate security. Rate disclosed is as of
    June 30, 1998.
(e)  Non-income producing security.
   ADR/GDR - An American Depository Receipt (ADR) or Global
             Depository Receipt (GDR) is a certificate issued by a
             Custodian Bank representing the right to receive
             securities of the foreign issuer described. The values
             of ADRs and GDRs are significantly influenced by
             trading on exchanges not located in the United States
             or Canada.
   144A   -  Securities exempt from registration under Rule 144A of
             the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $39,967,673 or 11.1% of net assets.
   CAD-Canadian Dollars
   NZD-New Zealand Dollars
   ZAR-South African Rand

TEN LARGEST GEOGRAPHIC CONCENTRATIONS OF INVESTMENTS AT JUNE 30, 1998
(UNAUDITED)

United States                    42.7%  Mexico                            3.6%
Canada                           20.6   Mauritius                         3.1
Thailand                          6.7   Philippines                       2.6
Brazil                            5.2   South Africa                      2.0
Korea                             4.0   British V.I.                      1.7

                See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $366,859,191) ........                         $355,120,498
  Cash .......................................................                                  474
  Foreign cash at value (Identified cost $57) ................                                   57
  Receivable for:

    Fund shares sold .........................................                              801,818
    Securities sold ..........................................                               60,943
    Dividends and interest ...................................                            5,257,724
  Unamortized organization expense ...........................                               25,288
  Prepaid expense ............................................                               10,000
                                                                                       ------------
                                                                                        361,276,802
LIABILITIES
  Payable for:
    Securities purchased .....................................      $173,300
    Fund shares redeemed .....................................       574,951
    Withholding taxes ........................................         3,906
    Dividends declared .......................................       606,747
  Accrued expenses:
    Management fees ..........................................       186,737
    Deferred trustees' fees ..................................         9,016
    Accounting and administrative ............................         6,353
    Other ....................................................        72,595
                                                                    --------
                                                                                          1,633,605
                                                                                       ------------
NET ASSETS ...................................................                         $359,643,197
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $357,187,948
    Undistributed net investment income ......................                              434,722
    Accumulated net realized gains ...........................                           13,798,422
    Unrealized depreciation on investments and foreign
      currency ...............................................                          (11,777,895)
                                                                                      ------------
NET ASSETS ...................................................                         $359,643,197
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($150,001,778 divided by 11,324,420 shares of beneficial
    interest) ................................................                               $13.25
                                                                                             ======
Offering price per share (100/95.50 of $13.25) ...............                               $13.87*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($153,727,201 divided by 11,608,939 shares of beneficial
    interest) ................................................                               $13.24**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($55,914,218 divided by 4,224,956 shares of beneficial
    interest) ................................................                               $13.23**
                                                                                             ======
 *Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)



INVESTMENT INCOME
  Dividends ..............................................                             $   930,534(a)
  Interest ...............................................                              15,137,418
                                                                                       -----------
                                                                                        16,067,952
  Expenses
    Management fees ......................................      $  1,128,511
    Service fees - Class A ...............................           187,325
    Service and distribution fees - Class B ..............           763,981
    Service and distribution fees - Class C ..............           284,986
    Trustees' fees and expenses ..........................            10,437
    Accounting and administrative ........................            32,551
    Custodian ............................................           100,197
    Transfer agent .......................................           240,434
    Audit and tax services ...............................            22,095
    Legal ................................................             6,218
    Printing .............................................            36,307
    Registration .........................................            63,310
    Amortization of organization expenses ................             6,853
    Miscellaneous ........................................             7,930
                                                                ------------
  Total expenses .........................................                               2,891,135
                                                                                       -----------
  Net investment income ..................................                              13,176,817
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ....................................        11,360,002
    Foreign currency transactions - net ..................          (149,007)
                                                                ------------
  Total realized gain on investments and foreign currency
    transactions .........................................        11,210,995
                                                                ------------
  Unrealized depreciation on:

  Investments - net ......................................       (17,150,029)

  Foreign currency transactions - net ....................           (28,658)
                                                                ------------
  Total unrealized depreciation on investments and foreign
    currency transactions ................................       (17,178,687)
                                                                ------------
  Net loss on investment transactions ....................                              (5,967,692)
                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                             $ 7,209,125
                                                                                       ===========

(a) Net of foreign taxes of: $7,813.

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(unaudited)


                                                                                         SIX MONTHS
                                                                  YEAR ENDED               ENDED
                                                                 DECEMBER 31,             JUNE 30,
                                                                     1997                   1998
                                                                -------------          -------------
FROM OPERATIONS
  Net investment income ...................................     $  20,199,833          $  13,176,817
                                                                -------------          -------------
  Net realized gain on investments and foreign currency
    transactions ..........................................         5,990,881             11,210,995
  Unrealized depreciation on investments and foreign
    currency
    transactions ..........................................        (2,630,247)           (17,178,687)
                                                                -------------          -------------
  Increase in net assets from operations ..................        23,560,467              7,209,125
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (9,092,837)            (5,461,986)
    Class B ...............................................        (8,281,842)            (5,001,907)
    Class C ...............................................        (3,004,423)            (1,866,506)
  Net realized gain on investments
    Class A ...............................................        (1,533,527)                     0
    Class B ...............................................        (1,552,256)                     0
    Class C ...............................................          (601,199)                     0
                                                                -------------          -------------
                                                                  (24,066,084)           (12,330,399)
                                                                -------------          -------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ............................................       131,926,275             17,460,749
                                                                -------------          -------------
  Total increase in net assets ............................       131,420,658             12,339,475

NET ASSETS
  Beginning of the period .................................       215,883,064            347,303,722
                                                                -------------          -------------
  End of the period .......................................     $ 347,303,722          $ 359,643,197
                                                                =============          =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period .......................................     $    (411,696)         $     434,722
                                                                =============          =============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(unaudited)


                                                                          CLASS A
                                                ------------------------------------------------------------
                                                 MAY 1,(a)                  YEAR ENDED            SIX MONTHS
                                                  THROUGH                  DECEMBER 31,              ENDED
                                                DECEMBER 31,           ---------------------        JUNE 30,
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.36         $13.42
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.74                 1.05           1.01           0.54
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.73           0.21          (0.21)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.23                 1.78           1.22           0.33
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.73)               (1.05)         (1.01)        (0.50)
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)          0.00
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
                                                  ------               ------         ------         ------
Total Distributions ....................           (0.74)               (1.41)         (1.16)         (0.50)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.36         $13.42         $13.25
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................           10.3                 14.5            9.3            2.5
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            0.93(b)              0.96           1.18           1.17(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ...............            8.75(b)              8.23           7.36           7.77(b)
Portfolio Turnover Rate (%) ............              22                   52             37             50(b)
Net Assets, End of the Period (000) ....         $36,939              $90,729       $144,706       $150,002

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            1.58(b)              1.31             --             --

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

(unaudited)


                                                                          CLASS B
                                                ------------------------------------------------------------
                                                 MAY 1,(a)                  YEAR ENDED            SIX MONTHS
                                                  THROUGH                  DECEMBER 31,              ENDED
                                                DECEMBER 31,           ---------------------        JUNE 30,
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.36         $13.42
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.68                 0.95           0.91           0.48
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.73           0.21          (0.21)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.17                 1.68           1.12           0.27
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.67)               (0.95)         (0.91)         (0.45)
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)          0.00
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
                                                  ------               ------         ------         ------
Total Distributions ....................           (0.68)               (1.31)         (1.06)         (0.45)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.36         $13.42         $13.24
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................            9.7                 13.7            8.5            2.0
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            1.68(b)              1.71           1.93           1.92(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ...............            8.00(b)              7.48           6.61           7.02(b)
Portfolio Turnover Rate (%) ............              22                   52             37             50(b)
Net Assets, End of the Period (000) ....         $38,767              $93,408       $146,083       $153,727

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            2.33(b)              2.06             --             --

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

(unaudited)


                                                                          CLASS C
                                                ------------------------------------------------------------
                                                 MAY 1,(a)                  YEAR ENDED            SIX MONTHS
                                                  THROUGH                  DECEMBER 31,              ENDED
                                                DECEMBER 31,           ---------------------        JUNE 30,
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.35         $13.41
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.67                 0.95           0.91           0.48
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.72           0.21          (0.21)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.16                 1.67           1.12           0.27
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.66)               (0.95)         (0.91)         (0.45)
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)          0.00
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
                                                  ------               ------         ------         ------
Total Distributions ....................           (0.67)               (1.31)         (1.06)         (0.45)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.35         $13.41         $13.23
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................            9.7                 13.6            8.5            2.0
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            1.68(b)              1.71           1.93           1.92(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ...............            8.00(b)              7.48           6.61           7.02(b)
Portfolio Turnover Rate (%) ............              22                   52             37             50(b)
Net Assets, End of the Period (000) ....         $12,252              $31,746        $56,515        $55,914

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            2.33(b)              2.06             --             --

                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income with a secondary objective of capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. At June 30, 1998, there were no Class Y shares outstanding. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, foreign currency transactions and defaulted bond income for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and are being amortized over 60 months beginning May 1, 1995.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were as follows:

             PURCHASES                              SALES
----------------------------------   -----------------------------------
 U.S. GOVERNMENT        OTHER         U.S. GOVERNMENT         OTHER
-----------------   --------------   -----------------     -------------
   $1,128,789         $97,037,469       $1,098,367         $87,014,949

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the six months ended June 30, 1998 are as follows:

                   FEES EARNED
                   -----------
                   $539,444             NEFM
                    589,067             Loomis Sayles

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998, these expenses amounted to $32,551 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. The Fund paid NEFSCO $170,371 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $3,766 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $187,325 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998 the Fund paid New England Funds $190,995 and $71,247 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $572,986 and $213,739 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the six months ended June 30, 1998 amounted to $717,316.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,012
     Meeting Fee                                              159/meeting
     Annual Committee Member Retainer                         302
     Annual Committee Chairman Retainer                       201

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ----------------------------------  ----------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------   ----------------   --------------   ----------------
Shares sold ........................       5,039,803      $  68,493,945        1,646,228      $  22,449,654
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         517,494          7,047,095          315,400          4,305,762
  Distributions from net realized
    gain ...........................          97,740          1,309,719                0                  0
                                         -----------      -------------     ------------      -------------
                                           5,655,037         76,850,759        1,961,628         26,755,416
Shares repurchased .................      (1,666,237)       (22,751,600)      (1,417,754)       (19,361,766)
                                         -----------      -------------     ------------      -------------
Net increase  ......................       3,988,800      $  54,099,159          543,874      $   7,393,650
                                         -----------      -------------     ------------      -------------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ----------------------------------  ----------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------   ----------------   --------------   ----------------
Shares sold ........................       4,854,294      $  65,930,219        1,574,263      $  21,494,832
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         377,086          5,134,666          237,662          3,242,434
  Distributions from net realized
   gain ...........................          85,267          1,142,583                 0                  0
                                         -----------      -------------     ------------      -------------
                                           5,316,647         72,207,468        1,811,925         24,737,266
Shares repurchased .................      (1,425,292)       (19,424,611)      (1,088,099)       (14,834,062)
                                         -----------      -------------     ------------      -------------
Net increase  ......................       3,891,355      $  52,782,857          723,826      $   9,903,204
                                         -----------      -------------     ------------      -------------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ----------------------------------  ----------------------------------
CLASS C                                   SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------   ----------------   --------------   ----------------
Shares sold ........................       2,819,189      $  38,469,852          674,741      $   9,196,706
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         169,498          2,307,708          109,481          1,493,507
  Distributions from net realized
    gain ...........................          38,142            510,720                0                  0
                                         -----------      -------------     ------------      -------------
                                           3,026,829         41,288,280          784,222         10,690,213
Shares repurchased .................      (1,190,946)       (16,244,021)        (773,014)       (10,526,318)
                                         -----------      -------------     ------------      -------------
Net increase  ......................       1,835,883      $  25,044,259           11,208      $     163,895
                                         -----------      -------------     ------------      -------------
Increase derived from capital shares
  transactions .....................       9,716,038      $ 131,926,275        1,278,908      $  17,460,749
                                         ===========      =============     ============      =============

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
         [LOGO](R)                                                Bulk Rate
   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

           02116
  ---------------------


     [Dalbar Logo]
-----------------------
  1995 o 1996 o 1997

      ST58-0698


[Recycle Logo] Printed on Recycled Paper